SAFECO RESOURCE SERIES TRUST

                              Core Equity Portfolio
                         Growth Opportunities Portfolio
                            Multi-Cap Core Portfolio
                                 Bond Portfolio
                             Money Market Portfolio
                            Small-Cap Value Portfolio

                       STATEMENT OF ADDITIONAL INFORMATION


                 Dated April 30, 2004 as revised August 19, 2004
                                    --------


This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the current prospectuses, each dated April 30, 2004 as supplemented August 2, 2004 and August 3, 2004, of the Portfolios listed above (collectively, the "Portfolios"). Portions of the Trust's annual report are incorporated by reference into this SAI. A copy of the Trust's annual report accompanies this Statement. Copies of the Portfolios' prospectuses and additional copies of the annual report may be obtained by calling 1-800-472-3326 or by writing Safeco Securities, Inc., 4854 154th PL NE, Redmond, Washington 98052.

Shares of the Trust are offered to life insurance companies, which may or may not be affiliated with one another ("Participating Insurance Companies"), for allocation to certain of their separate accounts established for the purpose of funding variable life insurance policies and variable annuity contracts, and may also be offered directly to qualified pension and retirement plans ("Qualified Plans"). The Participating Insurance Companies and the Qualified Plans may or may not make all Portfolios described in this Statement available for investment.


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TABLE OF CONTENTS                                                                               Page

DESCRIPTION OF THE TRUST.........................................................................  3
CHARACTERISTICS OF THE TRUST'S SHARES............................................................  3
OVERVIEW OF INVESTMENT POLICIES..................................................................  5
I. Fundamental Investment Policies ..............................................................  5
II. Non-Fundamental Investment Policies .........................................................  6
ADDITIONAL INVESTMENT INFORMATION ...............................................................  8
SPECIAL INVESTMENT RISKS.........................................................................24
         BELOW INVESTMENT-GRADE BONDS............................................................24
         FOREIGN SECURITIES......................................................................24
         HEDGING TRANSACTIONS....................................................................25
         ISSUER SIZE LIMITATIONS.................................................................25
LENDING OF PORTFOLIO SECURITIES..................................................................25
INFORMATION ON CALCULATION OF NET ASSET
        VALUE PER SHARE .........................................................................26
INFORMATION ON DIVIDENDS FOR THE
        MONEY MARKET PORTFOLIO...................................................................27
MANAGEMENT OF THE PORTFOLIOS.....................................................................27
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF
        THE PORTFOLIOS ..........................................................................33
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................33
BROKERAGE PRACTICES..............................................................................37
DISTRIBUTIONS AND TAX INFORMATION................................................................38
FINANCIAL STATEMENTS.............................................................................42
APPENDIX A - DESCRIPTION OF RATINGS..............................................................43
APPENDIX B - PROXY VOTING POLICY AND PROCEDURES FOR
        SAFECO MUTUAL FUND TRUSTS................................................................48
APPENDIX C - PROXY VOTING POLICY OVERVIEW AND GUIDELINES
        FOR PIONEER INVESTMENT MANAGEMENT, INC...................................................49

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DESCRIPTION OF THE TRUST

Each Portfolio is a series of Safeco Resource Series Trust (the "Trust"), an open-end management investment company, and is a diversified series of the Trust. The Trust was formed as a Massachusetts business trust by Trust Instrument filed July 1, 1986, and was reorganized as a Delaware Statutory trust on September 30, 1993, under a Trust Instrument dated May 13, 1993.

The Trust offers its shares through six diversified portfolios: the Core Equity Portfolio (formerly "Equity Portfolio"), Growth Opportunities Portfolio, formerly "Growth Portfolio," Multi-Cap Core Portfolio (formerly "Northwest Portfolio"), Bond Portfolio, Money Market Portfolio and Small-Cap Value Portfolio, (formerly "Small Company Value Portfolio" and before that, "Small Company Stock Portfolio"). The Trust may issue an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without the approval of shareholders. The Portfolios offer only a single, no-load, class of shares.

CHARACTERISTICS OF THE TRUST'S SHARES

Restrictions on Retaining or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, except in the event that the Trust or any of its Portfolios is terminated in the future as a result of reorganization or liquidation and distribution of assets.

Shareholder Obligations and Liabilities

Under Delaware law, the shareholders of the Trust will not be personally liable for the obligations of the Trust or any Portfolio of the Trust. A shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Portfolio of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust or the Portfolio of the Trust and generally provides for indemnification out of the Trust's or the Portfolio's property of any shareholder nevertheless held personally liable for the Trust's or a Portfolio's obligations, respectively.

Dividend Rights

Shareholders of a Portfolio are entitled to receive any dividends or other distributions declared for that Portfolio. With respect to distributions, no shares have priority or preference over any other shares of the same Portfolio. Distributions will be made from the assets of a Portfolio, and will be paid ratably to all shareholders of the Portfolio according to the number of shares of such Portfolio held by shareholders on the record date.

Voting Rights

Shareholders are entitled to vote on any matter that (i) concerns an amendment to the Trust Instrument that would affect the voting rights of shareholders,
(ii) requires a shareholder vote under the Investment Company Act of 1940 (the "1940 Act") or any other applicable law, or (iii) is submitted to them by the Trustees in their discretion. The 1940 Act requires a shareholder vote in certain circumstances, including to elect Trustees if the number of Trustees that have been elected by shareholders falls below two-thirds, to make a



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material change to the Trust's investment advisory agreement, and to change any fundamental policy of the Trust. On any matter submitted to a vote of shareholders, all shares of the Portfolios of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Portfolio except for matters concerning only a Portfolio. The holders of each share of a Portfolio of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Portfolio of the Trust may not bear the same economic relationship to the Trust as shares of another Portfolio of the Trust. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

Variable contract owners will be able to vote on matters presented to a vote of shareholders of the Trust through the pass through of voting rights held by the participating insurance companies, which will solicit voting instructions from variable insurance product owners when a matter is presented to a vote of shareholders. See the separate account prospectus for the variable insurance product for more information regarding the pass-through of these voting rights.

The participants in qualified plans have no pass-through voting rights. The trustees of such plans, or, in certain cases, a named fiduciary or an investment manager, will vote the shares held by the qualified plans.

Liquidation Rights

In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Portfolio of the Trust.

Preemptive Rights

Shareholders have no preemptive rights.

Conversion Rights

Shareholders have no conversion rights.

Redemption Provisions

The provisions for redemption of Trust shares are set forth in the current prospectus relating to the applicable variable annuity contract or variable life insurance policy, or in the plan document relating to the applicable qualified plan and elsewhere in this Statement.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessments

The shares are fully paid and non-assessable.

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OVERVIEW OF INVESTMENT POLICIES

The investment policies of the Portfolios are described in the prospectuses and this SAI. These policies state the investment practices that the Portfolios will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., common stock, U.S. government securities or bonds) the Portfolios may purchase are disclosed in the prospectuses and this SAI. When satisfying investment policy percentage requirements, a Portfolio's "assets" or "net assets" means net assets plus any borrowings for investment purposes. If an investment policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Portfolio complies with the applicable limitation (except to the extent the change may impact a Portfolio's borrowing limit and liquidity policies).

Fundamental investment policies cannot be changed without shareholder approval. Each Portfolio's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Portfolio means the vote, at a meeting of the shareholders of such Portfolio duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. The Board of Trustees may change non-fundamental policies without shareholder approval, however, Portfolios bearing names that reflect an emphasis in specific types of investments, i.e. Core Equity Portfolio, Bond Portfolio and Small-Cap Value Portfolio, will provide 60 days notice to shareholders before changing the Portfolio's investment emphasis.

I. FUNDAMENTAL INVESTMENT POLICIES

The seven fundamental investment policies listed below apply to all of the Portfolios covered by this SAI:

1. The Portfolio will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or with respect to the Money Market Portfolio only, certain bank instruments issued by domestic banks.

2. The Portfolio may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.1

3. The Portfolio may not underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

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(1) With respect to Portfolio borrowing in Fundamental Policy 2. above, such borrowing is limited to the extent that immediately following any such borrowing the Portfolio maintains asset coverage of at least 300% of the total of all outstanding borrowings, except that if such asset coverage falls below 300%, the Portfolio will within three business days, or longer if the SEC allows, reduce the amount of its borrowings accordingly.

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4.   The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

5. The Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

6. The Portfolio may not make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors and investing in loans, including assignments and participation interests.

7. The Portfolio will not purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.


II.  NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the policies described in the Portfolios' prospectuses, the following non-fundamental policies have been adopted by all Portfolios covered by this SAI except as noted:

1. Foreign Currency Exchange: The Portfolios will not buy or sell foreign currency, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

2. Foreign Securities: The Portfolios may invest up to 20% of its assets in foreign securities which are listed on a national exchange, including investments in American Depository Receipts.

3. Temporary Investments: The Portfolios may purchase as temporary investments for its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Portfolio's investment in illiquid securities), and other short-term investments.

4. Illiquid Securities: If immediately after and as a result of such action the value of the following securities, in the aggregate, would exceed 15% of the Portfolio's net assets [10% in the case of the Money Market Portfolio], the Portfolio
         will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the Portfolios, (iv) enter into repurchase agreements maturing in more than seven days, or
         (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.
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5.       Purchasing Securities on Margin: The Portfolios will not purchase securities on margin. However, the Portfolios may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

6.       Leverage:  The  Portfolios  may  borrow  money  (i)  from  banks or
         (ii) by engaging in reverse repurchase agreements.

In addition to the common non-fundamental policies described above, the following non-fundamental policies, under normal circumstances, apply to each of the Portfolios as noted:

Convertible Securities: [Core Equity Portfolio, Growth Opportunities Portfolio, and Small-Cap Value Portfolio only] The Portfolio may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

Equity and Equity-Related Securities: [Core Equity Portfolio, Growth Opportunities Portfolio, Multi-Cap Core Portfolio and Small-Cap Value Portfolio only] The Portfolio may invest in equity and equity-related securities. Core Equity Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities; and Small-Cap Value Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies with total market capitalization at the time of investment of less than $1.5 billion.

Forward Contracts, Options, Futures Contracts and Options on futures: [Core Equity Portfolio, Growth Opportunities Portfolio, Multi-Cap Core Portfolio and Small-Cap Value Portfolio only] Multi-Cap Core Portfolio will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 20% of the Portfolio's net assets. The Growth Opportunities Portfolio, Core Equity Portfolio, and Small-Cap Value Portfolio will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Portfolio's net assets. The Portfolios will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Portfolio would exceed 20% of the Portfolio's net assets. The Portfolios will not enter into any futures contract or option on futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Portfolio's net assets.

Temporary Defensive Measures: [Bond Portfolio and Money Market Portfolio only] The Portfolio may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: [Bond Portfolio and Money Market Portfolio only] The Portfolio may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Bonds: [Bond Portfolio only] The Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds.
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(2) A Portfolio will not commit to additional securities purchases if total outstanding borrowings are equal to 5% or more of total assets.
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Municipal Project Concentration: [Money Market Portfolio only] The Portfolio will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Portfolio's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Single State Concentration: [Money Market Portfolio only] The Portfolio will limit its investment in securities whose issuers are located in the same state to less than 25% of the Portfolio's total assets.

Single Issuer Concentration: [Money Market Portfolio only] The Portfolio may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations (NRSROs); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by the investment adviser, to be of comparable quality.


ADDITIONAL INVESTMENT INFORMATION

STOCK PORTFOLIOS

The Core Equity Portfolio, Growth Opportunities Portfolio, Multi-Cap Core Portfolio, and Small-Cap Value Portfolio (the "Stock Portfolios"), may make the following investments, among others, although they may not buy all of the types of securities that are described:

1. Common Stocks and Preferred Stocks. Common stocks represent equity interest in a corporation. Although common stocks in general have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. Bonds and Other Debt Securities. The Portfolios may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by the investment adviser to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by S&P and Fitch) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3. Convertible Securities. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time the convertible security is purchased. Generally, the interest rate of

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     convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities. A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained.

4. Warrants. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges. Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Portfolio could lose all of its principal investment in the warrant.

     A Portfolio will invest in a warrant only if the Portfolio has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Portfolio will purchase the warrant only if it is attached to a security in which the Portfolio has authority to invest. A Portfolio will generally purchase warrants only after its investment adviser determines that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. The investment adviser will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. Restricted Securities and Rule 144A Securities. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. Investing in restricted securities may increase the Portfolio's illiquidity to the extent that qualified institutional buyers or other buyers become unwilling, for a time, to purchase the securities. As a result, the Portfolio may not be able to sell these securities when its investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolios likely will be able to dispose of the securities without registering them under the 1933 Act. The investment adviser, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Portfolio will not enter into a repurchase agreement unless the agreement is fully collateralized and the Portfolio will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Portfolio if the other party to a repurchase agreement defaults or becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the investment adviser to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. The investment adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. American Depository Receipts (ADRs). ADRs as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are equity-related securities that evidence ownership of shares of a foreign issuer. These receipts are issued by depository banks or trust companies and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the depository bank or trust company, or that such information in the market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the depository bank or trust company issuer. See "SPECIAL INVESTMENT RISKS--Foreign Securities" for additional information.

8. Foreign Securities. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. (SEE "SPECIAL INVESTMENT RISKS - Foreign Securities" for additional information.)

9. Indexed Securities. The Portfolios may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Portfolios or Repurchase Agreements. The Portfolios may purchase these short-term securities as a cash management technique under those circumstances where they have cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Portfolio shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Portfolio will adhere to the following guidelines:

(a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

(b) Certificates of deposit (CDs) must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. A Portfolio's investments in CDs issued by FDIC-insured banks or savings and loans having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. Real Estate Investment Trusts (REITs). REITs purchase real property, which is then leased, and make mortgage investments. REITs attempt to qualify for "modified pass through" tax treatment for federal income tax purposes, similar to the Portfolios' treatment (see "Tax Information"), by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. Some REITs pay investment management fees to third parties. If a Portfolio invests in a REIT with this type of expense structure, the Portfolio would pay investment management fees for the REIT in addition to paying investment management fees to the Portfolio's investment adviser.

12. Illiquid Securities. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Portfolio may experience difficulty in valuing or disposing of illiquid securities. The investment adviser determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

13. When-Issued or Delayed-Delivery Securities. Under this procedure, a Portfolio agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Portfolio prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Portfolio bears the risk of such fluctuation from the date of purchase. When a Portfolio purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Portfolio's share price in a manner similar to the use of leveraging. A Portfolio may dispose of its interest in those securities before delivery.

14. Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors.

15. Eurodollar Bonds. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Portfolio, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

16. Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations (and entities classified as such for federal tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses.


17. Options on Securities and Security Indexes. The Portfolios may purchase put and call options and may write (sell) covered call options on securities in which it may invest or on any index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges. The Portfolios may write covered call options and purchase put and call options for any non-speculative purpose, including as a substitute for the purchase or sale of securities, to protect against declines in the value of portfolio securities, or to protect against increases in the cost of securities to be acquired. The Portfolios' use of options involves certain special risks, in addition to the risk that the market will move adversely to the Portfolio's option position. See "Risks Associated with Equity Options Transactions" below and "Hedging Transactions" in the section entitled SPECIAL INVESTMENT RISKS, for discussions of these risks or for additional restrictions on Portfolio investment in options. The Portfolios do not intend to invest more than 5% of their net assets at any one time in the purchase of put and call options on securities and security indexes.

18. Writing Covered Call Options. A call option on a security obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option on a securities index written by a Portfolio obligates the Portfolio to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. Call options on securities indexes do not involve the actual sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Portfolio of the opportunity to profit from an increase in the market price of the securities in its portfolio. The Portfolios will write call options only if they are covered, and such options must remain covered so long as a Portfolio is obligated as a writer.

     For purposes of writing covered call options, a call option on a security is "covered" only if at the time the Portfolio writes the call, the Portfolio holds in its portfolio on a share-for-share basis the same security as the call written. A Portfolio must maintain such security in its portfolio from the time the Portfolio writes the call option until the option is exercised, terminated or expires.

     When a Portfolio writes a call option on an industry or market segment index, the Portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Portfolio writes a call on an index that is in-the-money at the time the call is written, the Portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the Portfolio need not follow the segregation requirements set forth in this paragraph if the Portfolio holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

19. Purchasing Equity Options. The Portfolios would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (protective puts), in the market value of securities of the type in which it may invest. The purchase of a call option on securities would entitle the Portfolio, in return for the premium paid, to receive specified securities at a specified price during the option period. The purchase of an index call option would entitle the Portfolio, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Portfolio would ordinarily realize a gain on the purchase of a call option if the market value of the security or the amount of a cash payment exceeded the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. The purchase of a put option on a security would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of an index put option would entitle the Portfolio, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. The Portfolio would ordinarily realize a gain if, during the option period, the market level of the security or the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Portfolio's assets.

20. Closing Transactions on Equity Options. The Portfolios may exercise an option it holds or make an offsetting sale or purchase of an identical option to close out its previous position as the holder or writer of that option.

21. Risks Associated with Equity Options Transactions. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the investment adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to dispose of assets until the options expire or are exercised.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

     The distinctive characteristics of options on securities indexes create certain risks that are not present with options on securities. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolios would not be able to close out options that they had purchased and, if restrictions on exercise were imposed, a Portfolio might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. The Portfolios generally will select stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

     Price movements in the Portfolios' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call that is not completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolios' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. Stock Index Futures Contracts. The Portfolios may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     A Portfolio may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Portfolio may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Portfolios may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolios' equity securities.

     A Portfolio's successful use of stock index futures contracts depends upon the investment adviser's ability to predict the direction of the market, and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Portfolio's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

     Under regulations of the Commodity Futures Trading Commission (CFTC), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Portfolios will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Portfolio's assets may be committed as initial margin on futures contracts.

23. Options on Futures Contracts. The Portfolios may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolios intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

     The Portfolios will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Portfolio would exceed 20% of its net assets. In addition, a Portfolio will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Portfolio's net assets.

24. Unseasoned Issuers. The Portfolios may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.


BOND PORTFOLIO

The Bond Portfolio may make the following investments, among others, although they may not buy all of the types of securities that are described:

1. Direct Obligations of the U.S. Treasury such as U.S. Treasury Bills, Notes, Bonds and STRIPS (Separate Trading of Registered Interest and Principal of Securities). The Portfolio also invests in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. government.

2. U.S. Treasury Inflation-Indexed Securities (TIIS). The Portfolio may invest in U.S. Treasury securities that pay a fixed amount of interest on an inflation (as measured by the CPI-U) adjusted principal. At maturity the securities are redeemed at the greater of par on the original issue or the inflation adjusted principal.

3. Other U.S. Government Securities, including (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA); (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), Federal Agricultural Mortgage Corp. (FRMMT), or Student Loan Marketing Association (Sallie Mae); and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority
     (TVA). While U.S. government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. Agency Subordinated Debt: The Portfolio may invest in subordinated debt instruments issued by U.S. government-sponsored entities, such as FNMA, FHLMC, and by federally related institutions. These securities are not backed by the full faith and credit of the U.S. government. Subordinated agency debt is unsecured, subordinated obligations of the agency, ranking junior in right of payment to certain other existing and future obligations of the agency. Subordinated debt is among the first after equity to lose value in the event of financial failure. Investors are exposed to loss and do not benefit, as equity shareholders might, from excessive risk taking.

5. Corporate Debt Securities: The Portfolio may invest in corporate debt securities that at the time of purchase are rated in the top four grades (Baa or BBB or higher) by either Moody's, Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by the investment adviser to be of comparable quality to such rated debt securities. In addition to reviewing ratings, the investment adviser will analyze the quality of rated and unrated corporate bonds for purchase by the Portfolio by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

6. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Portfolios."

7. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Portfolios."

8. Yankee Debt Securities and Eurodollar Bonds. The Portfolio may invest in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Portfolio, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     S&P, Moody's, and Fitch rate Yankee sector debt obligations. If a debt obligation is unrated, the investment adviser will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while the investment adviser will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent U.S. dollar-denominated funds from flowing across its borders.

9. Short-Term Investing. The Portfolio may invest for short-term purposes when the investment adviser believes such action to be desirable and consistent with sound investment practices. No Portfolio, however, will engage primarily in trading for the purpose of short-term profits. A Portfolio may dispose of its securities whenever the investment adviser deems advisable, without regard to the length of time the securities have been held. See the description of such securities under "Additional Investment Information--Stock Portfolios."

10. Restricted Securities and Rule 144A Securities. See the description of such securities under "Additional Investment Information--Stock Portfolios."

11. Mortgage-Backed Securities. The mortgage-backed securities in which the Portfolio may invest represent participation interests in pools of mortgage loans or securities collateralized by pools of mortgage loans. Ginnie Maes (Government National Mortgage Association (GNMA)) are comprised of Federal Housing Administration (FHA) insured mortgages and Veterans Administration
     (VA) guaranteed loans and are backed by the full faith and credit of the U.S. government. Freddie Macs (Federal Home Loan Mortgage Corporation (FHLMC)) are participation certificates backed by both FHA and VA mortgages and privately insured conventional mortgages plus the general guarantee of FHLMC, a privately managed public institution owned by the Federal Home Loan Bank Board System members. Fannie Maes (Federal National Mortgage Association (FNMA)) are mortgage-backed securities issued and guaranteed by FNMA, a U.S. government-sponsored, publicly held company, and backed by both conventional and FHA and VA mortgages. Freddie Macs and Fannie Maes are not guaranteed by the full faith and credit of the U.S. government.

     Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Portfolio will receive monthly scheduled payments of both principal and interest. In addition, the Portfolio may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Portfolio must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of Portfolio assets, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

12. Collateralized Mortgage Obligations (CMOs). Mortgage-backed securities in which the Portfolio may invest include "modified pass-through" securities or CMOs issued by Ginnie Mae, Freddie Mac, and Fannie Mae or by private issuers which are collateralized by securities issued by the U.S. government or one of its agencies or instrumentalities. Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. CMOs are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. The Portfolio may purchase CMOs that are interests in real estate mortgage investment conduits (REMICs) sponsored by GNMA.

     The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Portfolio may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Portfolio will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

     CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates (i.e., the yield may increase as rates increase and decrease as rates decrease) but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

13. Asset-Backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. In addition, asset-backed securities are subject to prepayment risks, which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

14. Zero Coupon Bonds. Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Bond Portfolio accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds.The Portfolio intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). If its cash position is depleted, the Portfolio may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, the investment adviser does not expect non-cash income to materially affect the Portfolio's operations.


     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

15. Cash or High-Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Portfolios or Repurchase Agreements. The Portfolio may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Portfolio shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

16. High-Yield Debt Securities also known as High-Risk Debt Securities or "Junk Bonds." The Portfolio may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P, Moody's, or Fitch, or, if not rated by these agencies, in the opinion of the investment adviser, have credit characteristics comparable to such rated securities.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility. Lower-quality debt securities tend to reflect short-term economic and corporate developments to a greater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Portfolio to lose all or part of its investment in that security. The investment adviser will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

17. Debt Securities with Equity Features. The Portfolio may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings which carry an equity element such as common stock, rights, or other equity securities. The Portfolio will hold these common stocks, rights, or other equity securities until the investment adviser determines that, in its opinion, the optimal time for sale of the equity security has been reached.

18. Payment-in-Kind. The Portfolio may hold "payment-in-kind" fixed-income securities, which receive interest paid in additional securities rather than cash. The Portfolio accrues income on these securities, but does not receive cash interest payments until maturity or payment date. The Portfolio intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, the Portfolio may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, the investment adviser does not expect non-cash income to materially affect the Portfolio's operations. Payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

19. Municipal Securities. The Portfolio may invest in obligations of, or guaranteed by, the U.S government, its agencies, or its instrumentalities or in debt securities that are rated in the four highest grades assigned by Moody's, S&P, or Fitch during market conditions that, in the opinion of the investment adviser, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Portfolio may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and the investment adviser believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.

20. Credit Ratings. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.The investment adviser uses S&P, Moody's, and Fitch ratings as a preliminary indicator of investment quality. The investment adviser will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help the investment adviser to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Portfolio's investment objective will be more dependent on the investment adviser's credit analysis of bonds rated below the three highest rating categories than would be the case were the Portfolio to invest in higher-quality debt securities.

MONEY MARKET PORTFOLIO

Quality and Maturity. Pursuant to procedures adopted by the Board of Trustees, the Money Market Portfolio may purchase only high-quality securities that the investment adviser believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by the investment adviser to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).

The Money Market Portfolio may not invest more than 5% of their total assets in second tier securities. In addition, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Portfolio limits its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Money Market Portfolio may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

The Money Market Portfolio may make the following investments, among others, although it may not buy all of the types of securities that are described:

1. Repurchase Agreements. In a repurchase agreement, the Portfolio buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. Variable and Floating Rate Instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Portfolio would be required to act to keep the instrument.

3. Other Floating and Variable Rate Securities. Securities collateralized by a portfolio of municipal bonds which are divided into classes. The Portfolio will purchase only classes of such securities that provide for floating rates and which can be put back to a liquidity provider (generally at par) on a fixed date.

4. Restricted Securities and Rule 144A Securities. The Portfolio may invest in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that the investment adviser had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment
     Information -- Stock Portfolios." Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Portfolio's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.

5. Commercial Paper Obligations. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Portfolio may also purchase U.S. dollar-denominated commercial paper issued in the U.S. by foreign entities.

     While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. The Portfolio will purchase commercial paper issued by foreign entities only if, in the opinion of the investment adviser, it is of an investment quality comparable to other obligations that may be purchased by the Portfolio.

6. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Portfolios."

7. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Portfolio may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Portfolio may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

8. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Portfolios."

9. Mortgage-Backed Securities. See the description of such securities under "Additional Investment Information--Bond Portfolio." In addition to the agency-insured or guaranteed mortgage loan pools described there, the Portfolio may purchase securities collateralized by mortgage loans or by mortgage-backed securities that are not insured or guaranteed by any U.S. governmental agency, but which carry private issuer guarantees, surplus collateral levels or other credit enhancements sufficient to obtain credit ratings making them eligible for purchase by the Portfolios.

10. Asset-Backed Securities. See the description of such securities under "Additional Investment Information--Bond Portfolio."

11. U.S. Government Securities. U.S. government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. government, but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

12. Corporate Obligations such as Publicly Traded Bonds, Debentures and Notes. The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

13. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Portfolio may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

14. Yankee Debt Securities and Eurodollar Bonds. See the description of such securities under "Additional Investment Information - Bond Portfolio."

15. Taxable Municipal Bonds. Taxable municipal bonds are issued by municipalities to finance certain activities that are not eligible for exemption from federal income tax, such as local sports facilities or refunding of a refunded issue. When purchased by the Money Market Portfolio, the bonds will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest.

SPECIAL INVESTMENT RISKS

BELOW INVESTMENT-GRADE BONDS:

The Bond Portfolio may invest in below investment grade bonds. The Small-Cap Value Portfolio may invest in, but does not anticipate investing in below investment-grade bonds as part of its current investment strategy. The other Portfolios, as a result of downgrades, may own below investment-grade bonds. Below investment-grade bonds are speculative and involve greater investment risks than investment-grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment-grade bonds may experience increased volatility.

Below investment-grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment-grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment-grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Portfolio to lose all or part of its investment in that security. The investment adviser will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment-grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Portfolio's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment-grade bonds, it may be difficult for a Portfolio to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

FOREIGN SECURITIES:

Investing in foreign companies and markets involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There may be less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

HEDGING TRANSACTIONS:

Forward contracts, options, futures contracts and options on futures contracts may be used on behalf of the Portfolios to hedge investment risk and not for speculation.

Hedging transactions cannot eliminate all risks of loss to the Portfolios and may prevent a Portfolio from realizing some potential gains. Among the risks of hedging transactions are: imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See the Special Investment Risks section for "Foreign Securities."

ISSUER SIZE LIMITATIONS:

Growth Opportunities Portfolio and Small-Cap Value Portfolio. The Portfolios invest in small-sized companies, which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price. To dispose of these securities, the Portfolios may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative. Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and involve greater risk than do investments in companies with established operating records.

LENDING OF PORTFOLIO SECURITIES

The Portfolios may lend securities to qualified institutional investors, typically broker-dealers, banks or other financial institutions, who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Certain Portfolios have entered into an agreement with State Street Bank ("Lending Agent") to provide securities lending services. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, earn additional income. Any gain or loss in the market price of the loaned securities that might occur during the term of the loan will be for the account of the Portfolio. Securities will be loaned only to parties that the Lending Agent and the investment adviser deem creditworthy and in good standing, and the terms and the structure of such loans will be consistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder. Among other things, these provisions limit the amount of securities a Portfolio may lend up to 33% of the Portfolio's total assets, and require (i) that the borrower provide the Portfolio with collateral in the form of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at least equal to the value of the securities loaned, (ii) that the borrower add to such collateral whenever the price of the loaned securities rises, (iii) that the loan must be subject to termination by the Portfolio at any time, and (iv) that the Portfolio must receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest-bearing, short-term investments). Investing cash collateral subjects the collateral investment, as well as the loaned securities, to market appreciation or depreciation. Loaned securities are callable by a Portfolio at anytime. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Portfolio could experience delays and costs in recovering the loaned securities or foreclosing on the collateral. If the borrower fails to deliver the loaned securities within five days after the receipt of notice of termination, the Portfolio may use the collateral to replace the securities and hold the borrower liable for the excess of replacement costs exceeding the collateral. If a Portfolio is not able to recover the loaned securities, it may sell the collateral and purchase a replacement investment in the market. The Lending Agent will indemnify the Portfolios against loss caused by a borrower's failure to return securities, other than losses attributable to war, riot, revolution, acts of government or other causes beyond the reasonable control or apprehension of the Lending Agent. In the event loaned securities are not returned, the Lending Agent will attempt to provide replacement securities. If replacement securities are not available, the Lending Agent will pay cash equal to the value of the loaned securities that were not returned.

Voting rights may pass with the loaned securities, however, the investment adviser will call loans to vote proxies if they have knowledge that a material event affecting the investment is to occur.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

GENERAL
The net asset value per share (NAV) of the class(es) of each Portfolio (other than the Money Market Portfolio) is generally determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. NAV is calculated by dividing the value of a Portfolio's net assets allocated to each share class by the number of shares outstanding for that class. Net assets for each share class are determined by subtracting each classes' portion of the Portfolio's liabilities (including accrued expenses) from each classes' portion of the Portfolio's total assets (the market value of the securities the Portfolio holds plus other assets) and dividing the result by the total number of shares outstanding for that class.

Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing NAV. If a significant event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith under procedures established by and under general supervision of the Board of Trustees.

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate. Forward contracts are valued at the current cost of covering or offsetting such contracts.

The portfolio instruments of the Money Market Portfolio is valued on the basis of amortized cost. The valuation of the Money Market Portfolio's portfolio securities at amortized cost and the maintenance of the Portfolio's NAV at $1.00 are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, the Portfolio maintains a U.S. dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by the investment adviser, under guidelines adopted by the Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price-per-share as computed for the purpose of sales and redemptions at $1.00. These procedures include a review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, of a Portfolio's NAV, calculated by using available market quotations to determine whether it deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Portfolio. If the Board of Trustees determines that such a deviation exists in a Portfolio, the Trustees will take such corrective action with respect to the Portfolio as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information")), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the Money Market Portfolio is that it may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Portfolio's yield will fluctuate with short-term interest rates.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET PORTFOLIO

Because the Money Market Portfolio intends to hold its securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, the Money Market Portfolio experiences a realized gain or loss, shareholders of the Money Market Portfolio could receive an increased, reduced, or no dividend for a period of time. In such an event, the Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE PORTFOLIOS

The overall management of the business and affairs of the Portfolios and the Trust are vested in the Board of Trustees of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of one or more of the Portfolios, and persons or companies furnishing services to the Portfolios. The day-to-day operations of each Portfolio are delegated to the Officers of the Trust and to the investment adviser, subject to the objectives, restrictions and policies of the applicable Portfolio and to the general supervision of the Trustees. Certain Trustees and Officers of the Trust are affiliated with Safeco Asset Management Company, Safeco Securities, Inc., Safeco Life Insurance Company, and Symetra Financial Corporation. All of the Trust's Executive officers hold similar offices with all of the other Safeco Mutual Fund Trusts.

The Trustees and Officers of the Trust and their principal occupations during the last five years are set forth in the table later in this section. The standing committees of the Board of Trustees are the Audit Committee and the Nominating and Compensation Committee.

Audit Committee

The members of the Audit Committee are independent Trustees and include Larry L. Pinnt (Chair), Scott M. Boggs (Vice Chair), John W. Schneider, Richard E. Lundgren, and Barbara J. Dingfield. The Audit Committee is responsible for (i) evaluating and selecting independent accountants to audit the Trust's financial statements; (ii) oversee the Trust's financial reporting and related internal controls; (iii) determining the adequacy and effectiveness of the internal audit services provided to the Trust by SAM or its affiliates; (iv) preapproving any permitted audit or nonaudit services provided by the independent accountants; and (v) reporting to the full Board of Trustees on internal and external audit process and results. The Committee met six times during 2003.

Nominating and Compensation Committee
The Nominating and Compensation Committee members are independent Trustees, Barbara J. Dingfield (Co-Chair), Richard E. Lundgren (Co-Chair), Larry L. Pinnt, John W. Schneider and Scott M. Boggs. The Nominating and Compensation Committee is responsible for reviewing and recommending qualified candidates to the Trustees to fill Board of Trustees vacancies and for periodically reviewing and recommending changes to the Trustee compensation plan as necessary to attract and retain qualified Trustees. Shareholders may recommend candidates to the Committee by sending written notice to any Committee member at the address shown in the following chart. The Committee met three times during 2003.


TRUSTEES AND OFFICERS
Independent (disinterested) Trustees

------------------------ ---------- --------------- ----------------------------------- ------------ --------------------
                                                                                        No. of
                                                                                        Series
                         Position   Term of                                             in a Fund
Name,                    Held       Office**                                             Complex      Other
Address, and             with       and Length of   Principal Occupation(s) During      Overseen     Directorships
Age                      Trust      Time Served     Past 5 Years                        by Trustee   Held by Trustee
------------------------ ---------- --------------- ----------------------------------- ------------ --------------------
Scott M. Boggs*          Trustee    Served since    Retired December 31, 2003 from     22***         Treasurer and
4854 154th PL NE                    August 8, 2002  position as Corporate Vice                       Trustee for
Redmond, WA 98052                                   President, Finance for Microsoft                 Financial
(49)                                                Corporation, Redmond, Washington,                Executives
                                                    a computer software company                      Research
                                                    (1993-2003).                                     Foundation
                                                                                                     (Industry Group)
------------------------ ---------- --------------- ----------------------------------- ------------ --------------------
------------------------ ---------- --------------- ----------------------------------- ------------ --------------------
Barbara J. Dingfield*    Trustee    Served since    Consultant to corporate and         22***        Board of
4854 154th PL NE                    May 3, 1990     private foundations.  From 1994 to               Directors, Npower
Redmond, WA 98052                                   1999 she was the Director of                     (non-profit
(58)                                                Community Affairs for Microsoft                  organization
                                                    Corporation, Redmond, WA, a                      providing
                                                    computer software company.  Member               technology
                                                    of the Board of Managers,                        assistance and
                                                    Swarthmore College (1995-1999).                  training to other
                                                    Trustee and Board Chair of United                non-profits).
                                                    Way of King County (1991-2000).                  Board of
                                                    Board member, Pacific Northwest                  Directors, YMCA of
                                                    Grantmakers Forum (1997-99).                     Greater Seattle.
                                                    Trustee and past Chair, Seattle
                                                    Housing Resources Group
                                                    (1993-1999).

------------------------ ---------- --------------- ----------------------------------- ------------ --------------------
Richard E. Lundgren      Trustee    Served since    Retired in 2000 from position as    22***
4854 154th PL NE                    February 3,     Director of Marketing and
Redmond, WA 98052                   1983            Customer Relations, Weyerhaeuser
(66)                                                Company, Tacoma, Washington.

------------------------ ---------- --------------- ----------------------------------- ------------ --------------------
Larry L. Pinnt           Trustee    Served since    Retired Vice President and Chief    22***        Chairman of the
4854 154th PL NE                    August 1, 1985  Financial Officer of U.S. WEST                   Board of Directors
Redmond, WA 98052 (69)                              Communications, Seattle,                         of Cascade Natural
                                                    Washington.                                      Gas Corp.,
                                                                                                     Seattle, WA.  Board
                                                                                                     Member of
                                                                                                     University of
                                                                                                     Washington Medical
                                                                                                     Center, Seattle, WA

------------------------ ---------- --------------- ----------------------------------- ------------ --------------------
John W. Schneider        Trustee    Served since    President and owner of              22***
4854 154th PL NE                    February 3,     Wallingford Group, Inc., Seattle,
Redmond, WA 98052                   1983            Washington, a consulting company
(63)                                                currently involved in the
                                                    development, repositioning, and
                                                    acquisition/disposition of real
                                                    estate (1995-present).
------------------------ ---------- --------------- ----------------------------------- ------------ --------------------

*As of July 31, 2004, Mr. Boggs and Ms. Dingfield each owned less than 0.1% of the outstanding shares in Berkshire Hathaway Inc. As of the date of this SAI, Berkshire Hathaway Inc. holds a non-controlling interest in White Mountains
Insurance Group. Berkshire Hathaway Inc. and White Mountains each own a non-controlling interest in Symetra Financial Corporation, the new parent of the Funds' principal underwriter, administrator, fund accounting agent and transfer agent as of July 31, 2004.


**Mandatory retirement at age 72.
***In addition to the Portfolios included in this SAI, the Fund Complex includes five other Trusts that are registered as open-end management investment companies and have a combined total of 16 other series funds managed by the investment adviser.




Interested Trustees*
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
Name,                    Position(s)  Term of       Principal Occupation(s) During       Number of      Other
Address, and             Held with    Office** and  Past 5 Years                         Portfolios     Directorships
Age                      Trust        Length of                                          in Fund        Held by Trustees
                                      Time Served                                        Complex
                                                                                         Overseen by
                                                                                         Trustee
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------

Roger F. Harbin          Trustee      Served        Director of Safeco Services          22***          Director of
5069 154th Place NE      and          since May     Corporation and Safeco Securities,                  several direct
Redmond, WA 98052        Chairman     7, 2003       Inc. since November 2002.  Named                    and indirect
(53)                                                Director and interim President of                   subsidiaries of
                         President    Served as     Safeco Services Corporation,                        Symetra
                                      President     Director of Safeco Asset                            Financial
                                      or Sr. Vice   Management Company, interim                         Corporation.
                                      President     President of Safeco Mutual Funds,
                                      since         Director and interim President of
                                      November 8,   Safeco Securities, Inc. in 2001.
                                      2001          Appointed Chief Operating Officer
                                                    for Symetra Financial Corp. and
                                                    Director, Executive Vice
                                                    President, and Treasurer of Safeco
                                                    Life Insurance Company, August
                                                    2004.   Executive Vice President
                                                    and Actuary of Safeco Life
                                                    Insurance Company from 1998 to
                                                    2004.  Senior Vice President of
                                                    Safeco Life Insurance Company from
                                                    1992 to 1998.

------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
*Trustees who are defined as "interested persons" under ss.2(a)(19) of the
Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Portfolios' principal underwriter.
**Mandatory   retirement  for  Trustees  is  age  72.   Chairman  is  an  annual
appointment.
***In addition to the Portfolios included in this SAI, the Fund Complex includes five other Trusts that are registered as open-end management investment companies and have a combined total of 16 other series funds managed by the investment adviser.






Principal Officers who are not Trustees

----------------------------- ------------- ---------------- --------------------------------------------------------
                                            Term of
Name,                         Position(s)   Office* and
Address, and                  Held with     Length of Time
Age                           Trust         Served           Principal Occupation(s) During Past 5 Years
----------------------------- ------------- ---------------- --------------------------------------------------------

David H. Longhurst            Vice          Served since     Vice President, Treasurer,  and Controller  of
4854 154th PL NE              President,    August 7, 1997   Safeco Asset Management Company; Vice President,
Redmond, WA 98052             Treasurer,                     Controller, and Treasurer of Safeco Services
(47)                          and                            Corporation; and Vice President, Controller,
                              Controller                     Treasurer, and Financial Principal of Safeco
                                                             Securities, Inc., since July 2000. Controller,
                                                             Treasurer, and Financial Principal of Safeco
                                                             Investment Services, Inc., since March 2000. Assistant
                                                             Controller of Safeco Securities, Inc., Safeco Services
                                                             Corporation and Safeco Asset Management Company from
                                                              1996 to June 2000.
----------------------------- ------------- ---------------- --------------------------------------------------------
William E. Crawford           Secretary     Served since     Counsel for Safeco Mutual Funds since May 2001 and
5069 154th Place NE                         May 6, 2004      Assistant General Counsel of Safeco Life Insurance
Redmond, WA 98052                                            Company since February 1997.
(47)
----------------------------- ------------- ---------------- --------------------------------------------------------
Michael F. Murphy             Director of   Served since     Chief Compliance Officer for Safeco Securities, Inc.
4854 154th PL NE              Compliance    November 6,      since August 1, 2004.  Director of Compliance and
Redmond, WA 98052                           2003             Assistant Vice President for Thornburg Investment
(37)                                                         Management, Inc and Thornburg Securities Corporation
                                                             1999-2003.  Compliance Specialist for Technology
                                                             Funding, Inc. 1997-1999.
----------------------------- ------------- ---------------- --------------------------------------------------------
David N. Evans                Assistant     Served since     Former Controller and Assistant Controller of Rosetta
4854 154th PL NE              Controller    November 7,      Inpharmatics from 2001-2002 and 2000-2001,
Redmond, WA 98052                           2002             respectively.  From 1994-2000 he worked at
(32)                                                         PricewaterhouseCoopers LLP, where he focused on
                                                             financial services.
---------------------------------------------------------------------------------------------------------------------
*Annual appointment.







Portfolio/Fund shares owned by Trustees as of December 31, 2003:

---------------------------- ----------------------------------------------------- ----------------------------------------
                             Dollar Range of Equity Securities in the Portfolios   Aggregate Dollar Range of Equity
Independent                                                                        Securities in All Portfolios/Funds
Trustee                      Name of Portfolio              Range**                Overseen by the Trustee


---------------------------- ----------------------------------------------------- ----------------------------------------
Scott M. Boggs                                               None                  Over $100,000

---------------------------- ----------------------------------------------------- ----------------------------------------
Barbara J. Dingfield                                         None                  Over $100,000

---------------------------- ----------------------------------------------------- ----------------------------------------
Richard E. Lundgren                                          None                  Over $100,000

---------------------------- ----------------------------------------------------- ----------------------------------------
Larry L. Pinnt                                                None                 Over $100,000

---------------------------- ----------------------------------------------------- ----------------------------------------
John W. Schneider                                             None                  Over $100,000

---------------------------- ----------------------------------------------------- ----------------------------------------


---------------------------- ----------------------------------------------------- ----------------------------------------
                             Dollar Range of Equity Securities in the Portfolios   Aggregate Dollar Range of Equity
Interested                                                                         Securities in All Portfolios/Funds
Trustee                      Name of Portfolio                Range**              Overseen by the Trustee
---------------------------- ----------------------------------------------------- ----------------------------------------
Roger F. Harbin                                               None                  Over $100,000

---------------------------- ----------------------------------------------------- ----------------------------------------

**CATEGORIES
A. $0 (Portfolio name is not listed in this presentation unless the Trustee is invested in Portfolio shares.)
B.       $1-$10,000 C. $10,001-$50,000 D. $50,001-$100,000 E. over $100,000

Interrelated Board Service:

Each of the Trustees is also a Trustee of five other Safeco Mutual Fund Trusts with a total of 16 series funds.


Compensation Tables For Trustees
For The Fiscal Year Ended December 31, 2003
-------------------------- ------------------ ------------------- --------------------- ---------------------
                                                      Pension or
                                                      Retirement                          Total Compensation
                                   Aggregate    Benefits Accrued      Estimated Annual                  From
Independent                     Compensation     as Part of Fund         Benefits Upon    Fund Complex Paid
Trustee                      from Registrant            Expenses            Retirement           to Trustees
-------------------------- ------------------ ------------------- --------------------- ---------------------

Scott M. Boggs                       $10,319                 N/A                   N/A               $44,000


Barbara J. Dingfield                 $10,319                 N/A                   N/A               $44,000


Richard E. Lundgren                  $10,319                 N/A                   N/A               $44,000


Larry L. Pinnt                       $10,319                 N/A                   N/A               $44,000


John W. Schneider                    $10,319                 N/A                   N/A               $44,000

-------------------------- ------------------ ------------------- --------------------- ---------------------


                                                      Pension or
                                                      Retirement                          Total Compensation
                                   Aggregate    Benefits Accrued      Estimated Annual                  From
Interested                      Compensation     as Part of Fund         Benefits Upon     Fund Complex Paid
Trustee                      from Registrant            Expenses            Retirement           to Trustees
-------------------------- ------------------ ------------------- --------------------- ---------------------

Roger F. Harbin*                         N/A                 N/A                   N/A                    $0

-------------------------- ------------------ ------------------- --------------------- ---------------------
*Mr. Harbin is an officer of various Safeco companies and is not compensated by the Trust. Similarly, the Officers of the Trust receive no compensation for their services as officers. Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or Officers of the Trust are compensated by the Trust.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE PORTFOLIOS

At March 31, 2004, Safeco Corporation, directly or through its wholly owned subsidiary Safeco Life Insurance Company ("Safeco Life"), controlled each of the Portfolios. At such date it owned of record the following percentages of the outstanding shares of the Portfolios listed:

Core Equity Portfolio                         82.75%
Growth Opportunities Portfolio                63.15%
Multi-Cap Core Portfolio                      100%
Bond Portfolio                                100%
Money Market Portfolio                        100%
Small-Cap Value Portfolio                     92.52%

Safeco Corporation is a Washington corporation and has its principal place of business at Safeco Plaza, Seattle, WA 98185.

Control persons of a Portfolio may influence the outcome of a shareholder vote. Safeco Life, like other participating insurance companies who own shares of a Portfolio, will solicit voting instructions from variable contract owners with respect to any matters that are presented to a vote of shareholders. See "CHARACTERISTICS OF THE TRUST'S SHARES - Voting Rights."

At March 31, 2004, American United Life Insurance Company (AUL), whose address of record is One American Square, P.O. Box 1995, Indianapolis, IN 46206, through its separate accounts owned 10.56% of the Core Equity Portfolio and 26.14% of the Growth Opportunities Portfolio's outstanding shares. AUL is organized under the laws of Indiana and is licensed to do business in 49 states and the District of Columbia.

INVESTMENT ADVISORY AND OTHER SERVICES

Effective August 2, 2004, Pioneer Investment Management, Inc. (Pioneer) is the investment adviser for the Safeco Portfolios pursuant to an interim investment advisory agreement approved by the Board of Trustees. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Safeco Asset Management Company (SAM) is the fund accounting and adminstration agent for each Portfolio, Safeco Securities, Inc. (Safeco Securities) is the principal underwriter for each Portfolio, and Safeco Services Corporation (Safeco Services) is the transfer, dividend and distribution disbursement, and shareholder servicing agent for each Portfolio. SAM, Safeco Securities, and Safeco Services are wholly owned subsidiaries of Symetra Financial Corporation.

Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act") generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment adviser or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the Portfolio. The Trust and its principal underwriter have adopted a joint Code of Ethics under Rule 17j-1 of the Act, relating to the personal investment activities of Safeco Mutual Funds personnel. A copy of the Trust's Code of Ethics is publicly filed with the Securities Exchange Commission (SEC) as an exhibit to the Trust's registration statement, and is available from the SEC.

The Code of Ethics generally permits fund personnel to invest in securities for their own accounts, but regulates such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and (ii) those employees who in the course of their job functions are able to obtain information regarding a Portfolio's purchases or sales of securities ("access persons"). The Code of Ethics (1) requires access persons to preclear all securities trades, other than transactions involving open-end mutual fund shares managed by a registered investment adviser other than Safeco Asset Management Company, the securities of certain government issuers, or transactions meeting certain de minimus amounts or other facts and circumstances determined by the Chief Investment Officer or the General Counsel to be exempt;
(2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series Portfolio of the Trust, and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.

In addition, the Code of Ethics broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Portfolio trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit, (3) accepting gifts or favors from any person who seeks to do business with the Trust or any of their series Portfolios, or with SAM or Safeco Securities. These prohibitions are not restricted to the group of Portfolio "access persons."

The investment adviser's Code of Ethics generally permits employees to invest in securities for their own accounts, but employees are not permitted to make such investments until first seeking the written approval of the firm's designated Compliance Officer. Such approval will generally not be granted (1) where the firm intends to purchase or sell the same security for a client account within seven days of the intended personal transaction, (2) where there is a pending order in the same security for any client, or (3) where the employee would profit from "short-term dealing" (purchase and sale within 60 days of one another) in the security. The Code of Ethics prohibits the investment adviser's employees from participating in initial public offerings, and requires employees to disclose any ownership interest in a privately-held company if any investment in the same company is being considered for a client. In addition, the Code of Ethics requires the investment advisers' employees to disclose their securities holdings within 10 days after they become employed at the firm and to report all securities holdings to the Compliance Officer on an annual basis.


Investment Advisory Services. The Trust has entered into an interim investment management contract with the investment adviser (the "Interim Advisory Agreement"). Pursuant to the Interim Advisory Agreement, the investement adviser will: (a) furnish continuously an investment program for a Portfolio and determine which investments should be purchased, held, sold, or exchanged and
(b) provide supervision over all aspects of a Portfolio's operations except those which are delegated to a custodian, transfer agent or other agent, or which are functions governed by other agreements, such as fund accounting and administration.

The Interim Advisory Agreement became effective on August 2, 2004. Unless terminated, this Interim Advisory Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Portfolios, (ii) approval of a investment advisory agreement between the Portfolios and Pioneer, and (iii) a date that is the later of 150 days after the date of the termination of the prior investment advisory agreement with SAM, or such later date as may be consistent with a rule or interpretive position (formal or informal) of the SEC.

Board of Trustees' Oversight and Review of Investment Advisory Agreement

Shortly after Safeco Corporation announced on March 15, 2004, that it had reached an agreement to sell its life and investments operations to Symetra Financial Corporation ("Symetra" formerly Occum Acquisition Corp.) the Board of Trustees began planning for its consideration of an interim investment advisory agreement which would become necessary upon completion of the planned change of control of the Portfolios' investment adviser, principal underwriter, fund accounting agent and transfer agent. At a meeting of the Board of Trustees on May 6, 2004, however, prior to the closing of Symetra's acquisition of SAM and affiliates of SAM, Symetra informed the Board of Trustees that while reviewing the operations of SAM, it determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue once it obtained control of SAM. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra began a search for a new investment adviser for the Safeco Funds. Ultimately, Symetra recommended to the Board that the Safeco Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer") and that Pioneer be hired to manage the Safeco Funds on an interim basis until the reorganizations occur.

The  Board met at a series of  meetings  in July  2004,  to  consider  Symetra's recommendations. At these meetings, the Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds including, among other things, the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed reorganizations on the Portfolios' shareholders, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer and to discuss the written materials requested and provided through out the process. In addition to these in-person informational sessions, the Trustees requested documentation of Pioneer's organizational structure, investment philosophy and compliance record.

The Trustees also considered the terms of the interim investment advisory agreement which were substantially the same as the existing investment advisory agreement with SAM. In addition, the Trustees considered that in accordance with Rule 15a-4 under the 1940 Act, any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow until shareholder approval is obtained. On July 30, 2004, the Board of Trustees, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve, and recommend that shareholders also approve, the interim investment advisory agreement between the Trust and Pioneer as well as each of the proposed reorganizations.

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and its Officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel -- that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Pioneer also serves as the investment adviser for other investment companies in addition to the Portfolios. Several of these investment companies have investment objectives similar to those of certain Portfolios. It is therefore possible that the same securities will be purchased for both a Portfolio and another investment company advised by Pioneer. When two or more funds advised by Pioneer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered to be equitable to each fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Portfolio, generally. In some cases, the price of a security allocated to one Portfolio may be higher or lower than the price of a security allocated to another fund.

For the services and facilities furnished by the investment adviser, the Trust has agreed to pay an annual fee of 0.74% for the Core Equity, Growth Opportunities, Multi-Cap Core and Bond Portfolios, 0.65% for the Money Market Portfolio and 0.85% for the Small-Cap Value Portfolio computed on the basis of the average market value of the net assets of each Portfolio ascertained each business day and paid monthly. (Note: The fees earned by Pioneer shall be held in an interest bearing escrow account with JP Morgan Chase Bank. If a majority of the outstanding voting securities approves the Interim Advisory Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve the Interim Advisory Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) a fee equal to the cost to Pioneer of performing its services under the Interim Advisory Agreement (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Portfolio. During its last three fiscal years, the Trust paid the investment adviser the following investment advisory fees for each Portfolio for the fiscal years ended December 31, 2003, 2002, and 2001:



                                                For the Fiscal Year Ended
------------------------------- -------------------------- ------------------------- -------------------------
                                        December 31, 2003         December 31, 2002         December 31, 2001
------------------------------- -------------------------- ------------------------- -------------------------
Core Equity Portfolio                          $2,117,000                $2,494,000                $3,340,000
------------------------------- -------------------------- ------------------------- -------------------------
Growth Opportunities Portfolio
                                               $1,999,000                $2,401,000                $2,758,000
------------------------------- -------------------------- ------------------------- -------------------------
Multi-Cap Core
Portfolio                                        $319,000                  $356,000                  $480,000
------------------------------- -------------------------- ------------------------- -------------------------
Bond Portfolio                                   $393,000                  $352,000                  $302,000
------------------------------- -------------------------- ------------------------- -------------------------
Money Market Portfolio                           $182,000                  $199,000                  $196,000
------------------------------- -------------------------- ------------------------- -------------------------
Small-Cap
Value Portfolio                                  $256,000                  $208,000                  $145,000
------------------------------- -------------------------- ------------------------- -------------------------

Administration and Fund Accounting Agreement. The Administration and Fund Accounting Agreement (the "Agreement") between each Portfolio and SAM is a service contract and not an investment advisory agreement. Under the Agreement, SAM will serve as each Portfolio's accounting agent and administrator, performing such functions as: calculate the net asset values for the Portfolios, maintain financial records, prepare the financial statements semiannually, make regulatory filings, and coordinate contractual relationships and communications between each Portfolio and its service providers.

Custodian. State Street Bank, 225 Franklin Street, Boston, MA 02110 is the custodian of the securities, cash, and other assets of each Portfolio under an agreement with the Trust.

Independent Auditor. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104 is the independent auditor that audits the financial statements of the Trust.

Transfer Agent. Safeco Services Corporation, 4854 154th PL NE, Redmond, WA 98052 is the transfer, dividend, and distribution disbursement and shareholder servicing agent for each Portfolio under an agreement with the Trust. Safeco Services is responsible for all required transfer agent activity, including maintenance of records for each Portfolio's shareholders, records of transactions involving each Portfolio's shares and the compilation, distribution, or reinvestment of income dividends or capital gains distributions. Safeco Services is not compensated by the Trust or the Portfolios for these services.

Principal Underwriter. Safeco Securities, Inc. 4854 154th PL NE, Redmond, WA 98052 is the principal underwriter for each Portfolio. Safeco Securities is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Trust has entered into a distribution agreement with Safeco Securities under which Safeco Securities shall distribute each Portfolio's shares on a continuous best efforts basis. Safeco Securities is not compensated by the Trust or the Portfolios for underwriting, distribution or other activities.

BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Portfolios may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.


The investment adviser determines the broker-dealers through whom securities transactions for the Portfolios are executed. The investment adviser may select a broker-dealer who may receive a commission for portfolio transactions exceeding the amount another broker-dealer would have charged for the same transaction if the investment adviser determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker-dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by the investment adviser. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of the investment adviser's staff, and personal visits by such analysts and brokerage strategists and economists to investment adviser's office.

Research services are used in advising all accounts, including accounts advised by related persons of the investment adviser, and not all such services are necessarily used by the investment adviser in connection with the specific account that paid commissions to the broker-dealer providing such services. The investment adviser does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker-dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the Portfolios listed for the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, respectively:

                                        For the Fiscal Year Ended
--------------------------------- ---------------------- ---------------------- -------------------------
                                      December 31, 2003      December 31, 2002         December 31, 2001
--------------------------------- ---------------------- ---------------------- -------------------------
Core Equity Portfolio                          $259,000               $548,000                  $345,000
--------------------------------- ---------------------- ---------------------- -------------------------
Growth Opportunities Portfolio                 $705,000               $735,000                  $300,000
--------------------------------- ---------------------- ---------------------- -------------------------
Multi-Cap Core Portfolio                        $56,000                $46,000                   $62,000
--------------------------------- ---------------------- ---------------------- -------------------------
Small-Cap Value Portfolio                       $75,000                $72,000                   $44,000
--------------------------------- ---------------------- ---------------------- -------------------------

DISTRIBUTIONS AND TAX INFORMATION

Distributions

The Portfolios will receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Portfolios' net investment income, substantially all of which will be declared as dividends to the Portfolios' shareholders (the separate accounts of Participating Insurance Companies and Qualified Plans).

Any per-share dividend or distribution paid by a Portfolio reduces the Portfolio's net asset value per share on the date paid by the amount of the dividend or distribution per share. Dividends and other distributions will generally be made in the form of additional shares of the Portfolios.

Information on Dividends for the Money Market Portfolio

Because the Money Market Portfolio intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, the Money Market Portfolio experiences a realized gain or loss, shareholders of that Portfolio could receive an increased, reduced, or no dividend for a period of time. In such an event, the Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

Tax Information

Each Portfolio is treated as a separate corporation for federal income tax purposes and intends to continue to qualify as a "regulated investment company"
(RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Portfolio must (1) distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Portfolio intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed at corporate rates on its taxable income for that year (even if it distributed that income to its shareholders) and (2) all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

A Portfolio will be subject to a 4% nondeductible federal Excise Tax on certain amounts not distributed on a timely basis in accordance with annual minimum distribution requirements. The Portfolios intend to seek to avoid the Excise Tax liability by satisfying those distribution requirements.

The excess of net long-term capital gains over net short-term capital loss realized by a Portfolio on portfolio transactions, when distributed by the Portfolio, is subject to long-term capital gains treatment under the Code, regardless of how long the Participating Insurance Company or Qualified Plan has held the shares of the Portfolio. Distributions of net short-term capital gains realized from portfolio transactions are treated as ordinary income for federal income tax purposes. The tax consequences described above apply whether distributions are taken in cash or in additional shares.

The Trust and the Portfolios intend to comply with the requirements of Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of variable contracts to the full extent of appreciation under the contracts.

Shares of a Portfolio underlying variable contracts that comply with the requirements of Section 817(h) and related regulations will generally be treated as owned by the insurance company and not by the owners of variable contracts. In that case, income derived from the appreciation in shares of the Portfolio would not be currently taxable to the owners of variable contracts. Owners of variable contracts that do not comply with the requirements of Section 817(h) would generally be subject to immediate taxation of the appreciation under the contracts.

Section 817(h) requires that the investment portfolios underlying variable life insurance and variable annuity contracts be "adequately diversified." Section 817(h) contains a safe harbor provision, which provides that a variable life insurance or variable annuity contract will meet the diversification requirements if, as of the close of each calendar quarter, (i) the assets underlying the contract meet the diversification standards for a regulated investment company under Subchapter M of the Internal Revenue Code and (ii) no more than 55% of the total assets of the account consist of cash, cash items, U.S. government securities and securities of regulated investment companies.

Treasury Department regulations provide an alternative test to the safe harbor provision to meet the diversification requirements. Under these regulations, an investment portfolio will be adequately diversified if (i) not more than 55% of the value of its total assets is represented by any one investment; (ii) not more than 70% of the value of its total assets is represented by any two investments; (iii) not more than 80% of the value of its total assets is represented by any three investments; and (iv) not more than 90% of the value of its total assets is represented by any four investments. These limitations are increased for investment portfolios that are invested in whole or in part of U.S. Treasury securities.

Stock of a regulated investment company, such as a Portfolio, held in an insurance company's separate accounts underlying variable life insurance or variable annuity contracts may be treated as a single investment for purposes of the diversification rules of Section 817(h). A special rule in Section 817(h), however, allows a shareholder of a regulated investment company to "look-through" the company and treat a pro rata share of the company's assets as owned directly by the shareholder. This special "look-through" rule may make it easier to comply with the diversification requirements of Section 817(h). To qualify for "look-through" treatment, public access to the regulated investment company must generally be limited to (i) the purchase of a variable contract,
(ii) life insurance companies' general accounts, and (iii) qualified pension or retirement plans. Interests in the Portfolios are sold only to insurance company separate accounts to fund the benefits of variable contracts, and may be sold to qualified pension and retirement plans.

Even if the diversification requirements of Section 817(h) are met, the owner of a variable contract might be subject to current federal income taxation if the owner has excessive control over the investments underlying the contract. The Treasury Department has indicated that guidelines might be forthcoming that address this issue. At this time, it is impossible to predict when they may be issued, what the guidelines will include and the extent, if any, to which they may be retroactive.

In order to maintain the variable contracts' status as annuities or insurance policies, the Trust may in the future find it necessary, and reserves the right, to take certain actions, including, without limitation, amending a Portfolio's investment objective (upon SEC or shareholder approval) or substituting shares of one Portfolio for another.

Special Tax Considerations - Investment in Derivatives or "Hedging"

Purchasing and writing (selling) options and futures involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from options and futures a Portfolio derives with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Portfolio expires, the Portfolio realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, the Portfolio is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Portfolio has an "appreciated financial position," generally an interest (including an interest through an option or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest, the fair market value of which exceeds its adjusted basis, and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Portfolios realize in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts derived by the Portfolios with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Code section 1092 (dealing with straddles) may affect the taxation of certain hedging instruments in which the Portfolios may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolios of straddle transactions are not entirely clear.

Special Tax Considerations - Investment in Foreign Securities

Any Portfolio that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government ("foreign taxes"). Those taxes will reduce the Portfolio's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be higher, often significantly so. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.

Gains or losses resulting from exchange rate fluctuations between the time a Portfolio accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward contracts or from dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. If a Portfolio's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Portfolio may adjust its dividends to take currency fluctuations into account, causing the dividends to vary.

Special Tax Considerations - Bond Portfolio

The Bond Portfolio may acquire zero coupon or other securities issued with original issue discount (OID)and/or Treasury inflation-indexed securities
(TIIS), on which principal is adjusted based on changes in the Consumer Price Index. As a holder of such securities, the Portfolio must take into account its income the portion of the OID that accrues on the securities and the amount of any prenicipal increase on TIIS, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Portfolio must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Capital Loss Carryforwards
At December 31, 2003, these Portfolios had the following amounts of accumulated net realized losses on investment transactions that represented capital loss carryforwards for Federal income tax purposes, which expire as follows:



                                                           Amount (in thousands)        Expiration Dates
Core Equity Portfolio                                    $1,329,000; $8,113,000;             2008; 2009;
                                                         $26,936,000;$21,273,000              2010; 2011
Growth Opportunities Portfolio                          $54,387,000; $34,799,000              2010; 2011
Multi-Cap Core Portfolio                      $1,027,000; $9,838,000; $2,529,000        2009; 2010; 2011
Bond Portfolio                                                $138,000; $581,000              2008; 2010


FINANCIAL STATEMENTS

The financial statements for the Safeco Resource Series Trust and the report thereon of Ernst & Young LLP, independent auditor, is included in the Trust's 2003 annual report (filed electronically for the Trust on or about February 27, 2004, file number 811-04717), and incorporated herein by reference.

Portfolio of Investments as of December 31, 2003 Statement of Assets and Liabilities as of December 31, 2003 Statement of Operations for the Year Ended December 31, 2003 Statements of Changes in Net Assets for the Years Ended December 31, 2003 and December 31, 2002 Notes to Financial Statements

A copy of each Portfolio's annual report accompanies this Statement of Additional Information. Additional copies may be obtained by calling 1-800-472-3326 or by writing to the address on the first page of this Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF RATINGS

Ratings by Moody's, S&P, and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa - An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a - An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b - An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa - An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca - An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates that an issue ranks in the lower end of its generic rating category.

S&P
Please see rating definitions for S&P under "Bond Ratings."

BOND RATINGS

MOODY'S
Investment Grade:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A - Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated "Baa" are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
Investment Grade:

AAA - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade:

BB, B, CCC - Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CC - An obligation rated "CC" is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-): To provide more detailed indications of quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH
Investment Grade:

AAA - "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at "BB", to a significant credit risk at "B", to a high default risk at "CCC", "CC" and "C."

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S
Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade (MIG).

MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P
Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH

F1 -Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 -The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B -Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                   APPENDIX B


                            SAFECO MUTUAL FUND TRUSTS
                      PROXY VOTING POLICIES AND PROCEDURES

         August 2, 2004

Effective August 2, 2004, Pioneer Investment Management, Inc. has assumed advisory responsibility for the Safeco Mutual Funds.

Safeco Resource Series Trust ("the Trust") has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of the Trust (each a "Portfolio").

1. Delegation. The Board of Trustees of the Trust (the "Board") has delegated to Pioneer Investment Management, Inc. (Pioneer), the Portfolios' investment adviser, the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by Pioneer. All such proxy voting responsibilities shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities, each Portfolio retains the right to vote proxies relating to its portfolio securities as it may deem appropriate.

2. Fiduciary Duty. Pioneer is a fiduciary to each Portfolio and must vote proxies in a manner consistent with the best interests of the Portfolio and its shareholders. Every reasonable effort should be made to vote proxies. However, Pioneer is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio and its shareholders.

3. Proxy Voting Services. Pioneer may engage an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with a Trust's custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion.

4. Conflicts of Interest. The proxy voting guidelines of Pioneer shall address the procedures it would follow with respect to conflicts of interest.

5. Reports. Pioneer shall provide a quarterly report to the Board regarding its records of each proxy voted by Pioneer during the quarter, including any conflicts of interest information required by Section 4. Such report shall include the information required by Form N-PX for each proxy voted. In addition, Pioneer shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

6. Review of Policies and Procedures. Pioneer shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for a Portfolio unless and until such change is approved by the Board.

7. Role of the Board. The Board shall oversee the proxy voting process and periodically review the Trust's proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and Pioneer.

APPENDIX C


                       Pioneer Investment Management, Inc.
                               Proxy Voting Policy
                              Overview & Guidelines

Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

Proxy Voting Procedures
Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o   Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o    A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies. Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

o        Corporate name change.
o        A change of corporate headquarters.
o        Stock exchange listing.
o        Establishment of time and place of annual meeting.
o        Adjournment or postponement of annual meeting.
o        Acceptance/approval of financial statements.
o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
o        Approval of minutes and other formalities.
o        Authorization of the transferring of reserves and allocation of income.
o        Amendments to authorized signatories.
o        Approval of accounting method changes or change in fiscal year-end.
o        Acceptance of labor agreements.
o        Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o    Restore shareholder rights to ratify the auditors.

o    We will normally oppose proposals that require companies to:

o    Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o    Indemnify auditors.

o    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o    Election of an honorary director.

We will vote against:

o    Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o    Requirements for union or special interest representation on the board.

o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

o    Separate  chairman  and  CEO  positions.   We  will  consider  voting  with
     shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o    Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o    Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

o Cumulative voting.

o Increase ability for shareholders to call special meetings.

o Increase ability for shareholders to act by written consent.

o Restrictions on the ability to make greenmail payments.

o Submitting rights plans to shareholder vote.

o Rescinding shareholder rights plans ("poison pills").

o Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o    Fair price provisions.

     o    Authorization of shareholder rights plans.

     o    Labor protection provisions.

     o    Mandatory classified boards.


We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue. 3 Proposals that allow shareholders to nominate directors.

We will vote against:

o Classified boards, except in the case of closed-end mutual funds.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

o Classes of shares with unequal voting rights.

o Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

o Changes in par value.

o Reverse splits, if accompanied by a reduction in number of shares.

o Share repurchase programs, if all shareholders may participate on equal terms.

o Bond issuance.

o Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

o Number of shares currently available for issuance;

o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

o Proposed use of the additional shares; and

o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o Proposals to submit private placements to shareholder vote.

o Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

o 401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o Various issues related to the Omnibus  Budget and  Reconciliation  Act of 1993
(OBRA), including:

     o    Amendments to performance plans to conform with OBRA;

     o    Caps on annual grants or amendments of administrative features;

     o    Adding performance goals; and

     o    Cash or cash-and-stock bonus plans.

o  Establish  a  process  to  link  pay,  including   stock-option   grants,  to
performance, leaving specifics of implementation to the company.

o Require that option repricings be submitted to shareholders.

o Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.


We will vote on a case-by-case basis on the following issues:

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

     o    The plan must not:

          o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

          o    Be  a  self-replenishing   "evergreen"  plan,  plans  that  grant
               discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives. 2 All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

o Limits on executive and director pay.

o Stock in lieu of cash compensation for directors.

Corporate  Governance

Pioneer will vote for:

o Confidential  Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o Bundled proposals. We will evaluate the overall impact of the proposal.

o Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o Limitations on stock ownership or voting rights.

o Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

o Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o Debt restructurings.

o Conversion of securities.

o Issuance of shares to facilitate a merger.

o Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.


We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

o Establishment of new classes or series of shares.

o Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o Approval of new or amended advisory contracts.

o Changes from closed-end to open-end format.

o Authorization for, or increase in, preferred shares.

o Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

o Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive  management  attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.